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                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of July 23, 2001, by SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares (the "Debtor"), having its principal office at 5555 San Felipe, Suite 1700, Houston, Texas 77056, in favor of CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation having an office at 6100 North Western, Oklahoma City, Oklahoma 73118 ("Chesapeake") as collateral agent for: (a) itself as "Lender" under that certain Note Purchase and Loan Agreement dated July 9, 2001; and (b) United States Trust Company of New York (the "Trustee") as trustee under that certain Indenture dated July 23, 2001 between the Pledgor and the Trustee (the "Secured Party").

                                  WITNESSETH:

         WHEREAS, the Debtor is liable to Chesapeake under that certain CEC Note of even date herewith in the original principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "CEC Note") in connection with that certain Note Purchase and Loan Agreement dated July 9, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Loan Agreement") between the Debtor and Chesapeake; and

         WHEREAS, the Debtor is liable to the holders of the Debtor's 12% Series A Senior Secured Notes due 2004 (the "Series A Notes") and the Debtor's 12% Series B Senior Secured Notes due on the earlier of funding of the Series A Notes or 2004 (the "Series B Notes") in the aggregate principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "Securities") in connection with that certain Indenture dated July 23, 2001 between the Debtor and the Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture") pursuant to which the Trustee acts as trustee for the benefit of the holders of the Series A Notes and the Series B Notes (the "Holders"); and

         WHEREAS, as a material condition precedent to Chesapeake entering into the Loan Agreement and the Trustee entering into the Indenture, the Debtor has agreed to secure payment of the CEC Note, the Series A Notes, the Series B Notes and all other obligations of the Debtor to Chesapeake, the Holders, the Trustee and the Secured Party by granting the Secured Party a lien, security interest and pledge covering certain assets of the Debtor.

         NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Loan Agreement and the Indenture; (ii) for and in consideration of the premises and the agreements herein contained; and (iii) for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Debtor hereby agrees with the Secured Party for the benefit of Chesapeake, the Holders and the Trustee as follows:

1. Definitions. Unless otherwise defined herein, all terms used herein which are defined in the Oklahoma Uniform Commercial Code ("UCC") will have the same meanings herein unless the

SEVEN SEAS PETROLEUM INC.
SECURITY AGREEMENT

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context otherwise requires. As used in this Agreement, the following terms will have the meanings indicated:

         1.1 Accounts. All accounts, accounts receivable, contract rights, notes, drafts, acceptances and all other forms of obligations and receivables in favor of the Debtor owed or owing by any party or entity to the Debtor including, but not limited to, deposits or other sums credited by or due to the Debtor by any bank, escrow agent, financial institution, securities firm or other depository, now owned or hereafter acquired. In addition, the term "Accounts" will have the same meaning (to the extent not inconsistent with the foregoing definition) as defined in the UCC.

         1.2 Deeds of Mortgage Over Shares. Those certain deeds of mortgage over shares pursuant to which the Debtor has pledged to the Secured Party all of the Debtor's right, title and interest in and to all of the capital stock and equity in the subsidiaries of the Debtor and all dividends, distributions, proceeds and products thereof or therefrom.

         1.3 Default. The occurrence of any of the events specified as events of "Default" under the terms of the Loan Agreement, the Indenture or any of the other Financing Documents or any breach or default of any of the provisions this Agreement.

         1.4 Equipment. All furniture, fixtures, machinery, tools, equipment, apparatus, utensils, appliances, inventory and supplies now owned or hereafter acquired by the Debtor and all documents of title, insurance policies and proceeds relating thereto. In addition, the term "Equipment" will have the same meaning (to the extent not inconsistent with the foregoing definition) as defined in the UCC.

         1.5 Escrow and Deposit Accounts. All escrow and depository accounts of the Debtor and all credits, funds and entitlements therein, including, without limitation: (a) that certain Escrow Account No. 3228207 with Southwest Bank of Texas, N.A. pursuant to which Fifteen Million Dollars ($15,000,000.00) of the funds advanced under the CEC Note and the Series B Notes is held in escrow to fund the costs and expenses in preparing, drilling, testing and completing the Sub-Thrust Test Well (as defined in the Loan Agreement); (b) that certain Escrow Account No. 3228215 with Southwest Bank of Texas, N.A. pursuant to which the Debtor deposits monthly an amount equal to one-sixth (1/6th) of the next semi-annual interest payment due on the Debtor's senior notes under the Existing Indenture (as defined in the Loan Agreement); and (c) all deposit accounts of the Debtor and all deposit accounts relating to amounts due from the sale, production or processing of oil, gas or other petroleum products of the Debtor or any of its subsidiaries including, without limitation, Deposit Account No. 9159611 with Southwest Bank of Texas, N.A., Deposit Account No. 159611 with Southwest Bank of Texas, N.A., Deposit Account No. 172391 with Southwest Bank of Texas, N.A., Deposit Account No. 323241 with Southwest Bank of Texas, N.A., Deposit Account No. 323349 with Southwest Bank of Texas, N.A., Deposit Account No. 323276 with Southwest Bank of Texas, N.A.,

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                  Deposit Account No. 323462 with Southwest Bank of Texas, N.A.
                  and Deposit Account No. 503276347 with Fidelity Investments (the "Deposit Accounts").

         1.6 Financing Documents. The Loan Agreement, the Indenture, this Agreement, the CEC Note, the Series A Notes, the Series B Notes, the Escrow and Deposit Account agreements, the Deeds of Mortgage Over Shares, and all other documents and instruments executed and delivered by the Debtor or any other person or entity in connection with the extensions of credit contemplated by the Loan Agreement and the Indenture, all instruments issued pursuant to the foregoing documents and all extensions, renewals, modifications and amendments thereof.

         1.7 Inventory. All personal property now owned or hereafter acquired by the Debtor which is produced, stored, held for sale or used or consumed in Debtor's business. In addition, the term "Inventory" will have the same meaning (to the extent not inconsistent with the foregoing definition) as defined in the UCC.

2. Security Interest. The Debtor hereby grants to the Secured Party a security interest in, an assignment of, a general lien upon and a right of set-off against the following described property (the "Property"):

         2.1 all of the Debtor's Accounts of any kind whether now existing or hereafter arising; all Escrow and Deposit Accounts; all chattel papers, documents and instruments relating to the Accounts and the Escrow and Deposit Accounts; and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any Accounts, Escrow and Deposit Accounts or any such chattel papers, documents and instruments;

         2.2 all of the Debtor's Equipment in all of its forms, whether now owned or hereafter acquired and wherever located; all parts thereof and all accessions or additions thereto, whether now owned or hereafter acquired;

         2.3 all of the Debtor's general intangibles of any kind whether now existing or hereafter arising (herein called the "General Intangibles"); all chattel papers, documents and instruments relating to the General Intangibles; and all rights now or hereafter existing in and to all security agreements, leases, licenses, permits, patents, trademarks, copyrights, distribution agreements and contracts securing or otherwise relating to any General Intangibles or any such chattel papers, documents and instruments and all of the Debtor's lien rights against other persons whether statutory, contractual or by common law;

         2.4 all of the Debtor's Inventory in all of its forms, whether now owned or hereafter acquired and wherever located, and all accessions or additions thereto and products thereof, whether now owned or hereafter acquired;


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         2.5      without in any way limiting or modifying the foregoing in any respect, all of the Debtor's goods, chattels, business records, contracts, contract rights, advertising agreements, tax refunds, documents of title, fixtures, insurance policies and proceeds, patents, trademarks, service marks, logos, trade names, copyrights and applications therefor, licenses, licensing fees, permits, approvals, consents, certificates, stock, surveys, engineering reports, tools, landscaping, machinery, furniture, furnishings, business machines, appliances, vehicles, trailers, rolling stock, deposits, security deposits, money, securities, claims, demands, causes of action, refunds, rebates, income and all other tangible and intangible real, personal or mixed property whether now owned or hereafter acquired;

         2.6 any additional properties or assets from time to time delivered to or deposited with the Secured Party as security for the Secured Indebtedness or otherwise pursuant to the terms of this Agreement; and

         2.7 all proceeds, products, additions to, replacements of, substitutions for and accessions of any and all of the items described in subparagraphs 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 in this paragraph 2.

3. Secured Indebtedness. The security interest granted hereby in the Property is given to secure the Debtor's payment of: (a) the CEC Note, the Series A Notes and the Series B Notes (collectively, the "Notes") together with interest thereon; (b) any and all other or additional obligations of the Debtor to Chesapeake, the Holders, the Trustee or the Secured Party; (c) all extensions, renewals, amendments, modifications, substitutions and changes in form to any of the Notes; (d) all costs and expenses incurred in connection with the collection of any of the Notes and any other obligations and enforcement of the Financing Documents and the Secured Party's rights under this Agreement and all other Financing Documents, including attorneys' fees and expenses; (e) all advances made by the Secured Party to protect the security hereof, including advances made for or on account of levies, insurance, repairs, taxes and for maintenance or recovery of the Property, together with interest thereon at the rate specified in the Note; (f) any and all other indebtedness, liabilities and obligations of the Debtor to Chesapeake, the Holders, the Trustee or the Secured Party whether now owing or hereafter incurred; and (g) performance of the agreements herein set forth (the foregoing items (a) through (g) are collectively referred to herein as the "Secured Indebtedness"). This Agreement secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration, by repurchase or otherwise) of all Secured Indebtedness of the Debtor under the Financing Documents (including, without limitation, any other obligations accruing after the date of any filing by Debtor or any of its subsidiaries of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding).

4. Debtor's Representations and Covenants. The Debtor hereby warrants, represents and agrees as follows:

         4.1 Principal Place of Business. The Debtor's chief executive office and principal place of business is 5555 San Felipe, Suite 1700, Houston, Texas 77056. The Debtor does not have any other offices or places of business.


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         4.2      Location of Property. The Property of the Debtor and is
                  located in the States of Oklahoma and Texas, and the Debtor will not move the Property or locate any of the Property in any other state without the prior written consent of the Secured Party and the prior execution and filing of all financing statements required by the Secured Party. None of the Property, except for existing fixtures, will be affixed to any real property.

         4.3 Business Purpose. The Property is to be used by the Debtor primarily in or for business operations.

         4.4 Title. The Debtor has absolute title to the Property free and clear of all liens, encumbrances and security interests except for the security interest hereby granted to the Secured Party and such other rights, if any, of the Secured Party, and the Debtor warrants and will defend the same unto the Secured Party against the claims and demands of all persons and parties whomsoever.

         4.5 Transfers. Without the prior written consent of the Secured Party, the Debtor agrees that the Debtor will not: (a) except for Inventory sold and Equipment sold, exchanged or replaced in the ordinary course of the Debtor's business, sell, exchange, lease or in any manner dispose of any of the Property (excluding, prior to Default, the Deposit Accounts) or any interest therein; or (b) permit any lien, encumbrance or security interest to attach thereto except those contemplated herein.

         4.6 Maintenance of Property. The Debtor will use the utmost care to maintain the Property in good condition and repair, but will not suffer any lien, charge or encumbrance to attach thereto, whether by reason of repairs, taxes, assessments or otherwise. The Debtor will not use or permit the Property to be used in violation of any law, statute or ordinance. The Debtor will not, in any event, permit anything to be done that may impair the value of the Property or the security intended to be afforded by this Agreement.

         4.7 Insurance. The Debtor will insure the insurable Property with companies acceptable to the Secured Party against such casualties and in such amounts as the Secured Party will require. All insurance policies will be written for the benefit of the Debtor and the Secured Party as their interests may appear, and such policies or certificates evidencing the same will be furnished to the Secured Party. If the Debtor fails to pay the premiums for any such insurance, the Secured Party may do so for the Debtor's account, adding the amount thereof to the other amounts secured hereby; however, the Secured Party is under no obligation and has no duty to pay such premiums. After the occurrence of an event of Default:
                  (a) the Debtor hereby assigns to the Secured Party any return or unearned premiums which may be due on cancellation of any such insurance policies for any reason whatsoever and directs the insurers to pay the Secured Party any amount so due; (b) the Secured Party is hereby appointed the Debtor's attorney-in-fact to endorse any draft or check which may be payable to the Debtor in order to collect such returned or unearned premiums or the proceeds


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SECURITY AGREEMENT
                                      - 5 -
                  of such insurance; and (c) the Secured Party may cancel any insurance on the Property, or any part thereof after repossession. Any balance of insurance proceeds remaining after payment in full of the Secured Indebtedness will be paid to the Debtor.

         4.8 Secured Party's Security Interest. This Agreement creates a valid and binding security interest in the Property securing the Secured Indebtedness. All filings and other actions necessary or appropriate (other than notation on any certificate of title or title registration) to perfect or protect such security interest will be or have been duly taken. No further or subsequent filing, recording, registration or other public notice of such security interest (other than notation on any certificate of title or title registration) is necessary in any office or jurisdiction in order to perfect such security interest or to continue, preserve or protect such security interest except for continuation statements.

         4.9 Inspection of Property. The Secured Party may from time to time, upon request, inspect the Property and all of the Debtor's records concerning the Accounts, the Escrow and Deposit Accounts, the Equipment, the General Intangibles, the Inventory and other Property.

         4.10 Further Assurances. The Debtor will from time to time sign, execute, deliver and file, alone or with the Secured Party, any financing statements, security agreements, account control agreements or other documents; procure any instruments or documents as may be reasonably requested by the Secured Party; and take all further action that may be necessary or desirable, or that the Secured Party may request, to confirm, perfect, preserve and protect the security interests intended to be granted hereby without the signature of the Debtor either in the Secured Party's name or in the name of the Debtor and as agent and attorney-in-fact for the Debtor. In addition, the Debtor hereby authorizes the Secured Party to file financing statements, security agreements and other documents without the signature of the Debtor. The Debtor will do all such additional and further acts or things, give such assurances and execute such documents or instruments as the Secured Party requires to vest more completely in and assure to the Secured Party its rights under this Agreement including, without limiting the generality of the foregoing,
                  (i) marking conspicuously each chattel paper included in the Property with a legend and, at the request of the Secured Party, each of its records pertaining to the Property with a legend, in form and substance satisfactory to the Secured Party, indicating that such chattel paper or Property is subject to the security interest granted by this Agreement and
                  (ii) if any Account, General Intangible or related right is evidenced by a note, chattel paper or other instrument, transferring, delivering, and assigning to Secured Party such note, chattel paper or other instrument duly endorsed and accompanied by duly executed instruments of transfer and assignment, all in form and substance satisfactory to the Secured Party, to be held by the Secured Party as collateral under this Agreement.


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                                      - 6 -

         4.11 Filing Reproductions. At the option of the Secured Party, a carbon, photographic or other reproduction of this Agreement or of a financing statement covering the Property will be sufficient as a financing statement and may be filed as a financing statement.

         4.12 Financing Statement Filings; Notifications. The Debtor will immediately notify the Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Property. Without limiting the generality of the foregoing, the Debtor will: (a) immediately notify the Secured Party of any change to a jurisdiction other than the State of Texas in the location of the Debtor's chief executive office or chief place of business; (b) notify the Secured Party monthly of any change in the location any of the Property to another state;
                  (c) prior to any of the Property becoming so related to any particular real estate so as to become a fixture on such real estate, notify the Secured Party of the description of such real estate and the name of the record owner thereof; and (d) immediately notify the Secured Party of any change in the Debtor's name, identity or company structure. In any notice furnished pursuant to this paragraph 4.12, the Debtor will expressly state that the notice is required by this Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of the Secured Party's security interest in the Property.

         4.13 Production Proceeds. The Debtor will and will cause each of the Debtor's subsidiaries to cause all proceeds (in whatever form received) from the sale, production or processing of oil, gas or other petroleum products (including any amounts under the Concession Agreements) to be deposited directly into one or more of the Deposit Accounts and will provide the Secured Party with copies of all monthly account statements for each of the Deposit Accounts when and as received by the Debtor and/or its subsidiaries. The Debtor does not and will not have or maintain any deposit or other banking, security or other accounts other than the Deposit Accounts.

5. Secured Party's Expenditures. If the Debtor fails to make any expenditure or pay any sum necessary to (a) keep and maintain the Property in good repair, (b) discharge any lien, encumbrance, levy, security interest or other charge on the Property or (c) maintain insurance upon the Property as required hereby, the Secured Party may but will not be required to make any expenditure for such purpose or purposes and all sums so expended will be payable on demand, will bear interest at the rate specified in the CEC Note and all such sums and interest will additionally be secured hereby. The Debtor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest granted hereby in the Property.

6. Power of Attorney. The Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from the Debtor), the rights herein are expressly granted to the Secured Party, and the Debtor hereby constitutes, appoints and makes the Secured Party the Debtor's true and lawful attorney-in-fact and agent for the Debtor and in the Debtor's name,


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

place and stead with full power of substitution, in the Secured Party's name or the Debtor's name or otherwise, for the Secured Party's sole use and for the benefit of Chesapeake, the Holders, the Trustee and the Secured Party, but at the Debtor's cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the Property after the occurrence of any Default under this Agreement or any of the other Financing Documents which has not been timely cured: (a) to notify account debtors or the obligors on the Accounts, the General Intangibles and the related rights and the depositories of the Escrow and Deposit Accounts to make and deliver payments to the Secured Party; (b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due by virtue thereof and otherwise deal with proceeds; (c) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party in connection therewith; (d) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto; (e) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relative goods, as fully and effectively as if the Secured Party were the absolute owner thereof; and (f) to extend the time of payment of any or all thereof and to grant waivers and make any allowance or other adjustment with reference thereto; provided, however, the Secured Party will be under no obligation or duty to exercise any of the powers hereby conferred upon it and will be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Property.

7. Default; Remedies. On the occurrence of any event of Default or if the Debtor fails to keep, observe, comply with and perform all of the obligations and undertakings under this Agreement or any of the other Financing Documents or fails to pay any principal or interest on any of the Notes when due, then, and in any such event, Chesapeake and/or the Trustee may, at their respective options and without notice to any party, declare all or any portion of the Secured Indebtedness to be immediately due and payable and the Secured Party may proceed to enforce payment of the same, to exercise any or all rights and remedies provided herein, in the other Financing Documents, and by the UCC and otherwise available at law or in equity. Whenever the Debtor is in Default, the Debtor on demand by the Secured Party, will assemble the Property and make it available to the Secured Party at a place reasonably convenient to the parties hereto and will provide the Secured Party with a list of the Inventory and the exact location thereof. All remedies hereunder are cumulative, and any indulgence or waiver by the Secured Party will not be construed as an abandonment of any other right hereunder or of the power to enforce the same or another right at a later time. Whether the Secured Party elects to exercise any other rights or remedies under this Agreement or applicable law, the Secured Party will be entitled to have a receiver appointed to take possession of the Property without notice, which notice the Debtor hereby waives, notwithstanding anything contained in this Agreement or any law heretofore or hereafter enacted.

8. Secured Party's Duties. The powers conferred upon the Secured Party by this Agreement are solely to protect the interests of Chesapeake, the Holders, the Trustee and the Secured Party in the Property and will not impose any duty upon the Secured Party to exercise any such powers. The Secured Party will be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any of the Property or the Secured Indebtedness, or to take any steps necessary to preserve any rights against prior parties. The Secured Party will not be liable for failure


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

to collect or realize upon any or all of the Secured Indebtedness or Property, or for any delay in so doing, nor will the Secured Party be under any duty to take any action whatsoever with regard thereto.

9. Continuing Agreement. This is a continuing agreement and the grant of a security interest hereunder will remain in full force and effect and all the rights, powers and remedies of the Secured Party hereunder will continue to exist until all of the Secured Indebtedness is paid in full as the same becomes due and payable and until the Secured Party, upon request of the Debtor, has executed a written termination statement, reassigned to the Debtor, without recourse, the Property and all rights conveyed hereby and returned possession of any Property in the Secured Party's possession to the Debtor.

10. Preservation of Liability. Neither this Agreement nor the exercise by the Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law will be construed as relieving any person liable on the Secured Indebtedness from liability on the Secured Indebtedness and for any deficiency thereon.

11. Notices. Any notice or demand under this Agreement or in connection with this Agreement may be given at the addresses set forth in the initial paragraph of this Agreement or by telefacsimile, but actual notice, however given or received, will always be effective.

12. Successors and Assigns. The covenants and agreements herein contained by or on behalf of the Debtor will bind the Debtor, and the Debtor's legal representatives, successors and assigns and will inure to the benefit of the Secured Party and the Secured Party's successors and assigns.

13. Invalidity. If any provision hereof will for any reason be held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision hereof.

14. FINAL AGREEMENT. THE WRITTEN FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

15. CHOICE OF LAW. WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW, THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE OR COUNTRY IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY OR, IN THE SOLE DISCRETION OF THE SECURED PARTY, APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY


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INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE SECURED PARTY GRANTED HEREIN, THE
LAW OF SUCH STATE OR COUNTRY SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE OR COUNTRY.

16. JURISDICTION AND CERTAIN WAIVERS. THE DEBTOR AND THE SECURED PARTY FURTHER AGREE AS FOLLOWS:

         16.1 EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH, THE DEBTOR AND THE SECURED PARTY AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, WILL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN OKLAHOMA CITY, OKLAHOMA, BUT THE DEBTOR AND THE SECURED PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF OKLAHOMA CITY, OKLAHOMA. THE DEBTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

         16.2 THE DEBTOR AGREES THAT THE SECURED PARTY WILL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF THE TRUSTEE, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE DEBTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTY. THE DEBTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. THE DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE SECURED PARTY HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

         16.3 THE DEBTOR AND THE SECURED PARTY EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE,


SEVEN SEAS PETROLEUM INC.
SECURITY AGREEMENT
                                     - 10 -

                  WHETHER GROUNDED IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         16.4 NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE
                  PROCEED AGAINST THE DEBTOR IN ANY OTHER JURISDICTION.

         16.5 THE DEBTOR HEREBY AGREES THAT NEITHER THE SECURED PARTY NOR THE TRUSTEE WILL HAVE ANY LIABILITY TO THE DEBTOR (WHETHER GROUNDED IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE DEBTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNTIL IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE SECURED PARTY OR THE TRUSTEE, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE SECURED PARTY OR THE TRUSTEE, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         16.6 THE DEBTOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE PROPERTY WITH OR WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE PROPERTY OR OTHER SECURITY FOR THE SECURED INDEBTEDNESS. THE DEBTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON PROPERTY OR OTHER SECURITY FOR THE SECURED INDEBTEDNESS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTY , OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE DEBTOR AND THE SECURED PARTY.


SEVEN SEAS PETROLEUM INC.
SECURITY AGREEMENT
                                     - 11 -

                  IN WITNESS WHEREOF, this Agreement is executed effective the date first above written.

                                   SEVEN SEAS PETROLEUM INC., a Cayman
                                   Islands exempted company limited by shares


                                   By /s/ LARRY A. RAY
                                     -------------------------------------------
                                     Larry A. Ray, President

                                   (the "Debtor")


                                   CHESAPEAKE ENERGY CORPORATION, an
                                   Oklahoma corporation, as collateral agent


                                   By /S/ TOM L. WARD
                                     -------------------------------------------
                                   Name   Tom L. Ward
                                       -----------------------------------------
                                   Title  President
                                        ----------------------------------------


                                   (the "Secured Party")


SEVEN SEAS PETROLEUM INC.
SECURITY AGREEMENT
                                     - 12 -